Debt and Financing Arrangements	12 Months Ended
Apr. 30, 2011
Debt and Financing Arrangements [Abstract]
Debt and Financing Arrangements
NOTE K: DEBT AND FINANCING ARRANGEMENTS
Long-term debt consists of the following:

	April 30,
	2011	2010
7.94% Series C Senior Notes due September 1, 2010	$—	$10,000
4.78% Senior Notes due June 1, 2014	100,000	100,000
6.12% Senior Notes due November 1, 2015	24,000	24,000
6.63% Senior Notes due November 1, 2018	380,039	376,000
5.55% Senior Notes due April 1, 2022	400,000	400,000
4.50% Senior Notes due June 1, 2025	400,000	—

Total long-term debt	$1,304,039	$910,000
Current portion of long-term debt	—	10,000

Total long-term debt, less current portion	$1,304,039	$900,000

On June 15, 2010, the Company issued $400.0 million of 4.50 percent Senior Notes with a final maturity on June 1, 2025. The Senior Notes have a 12-year average maturity. Proceeds from the Senior Notes issuance were used for general corporate purposes. On September 1, 2010, the Company repaid the $10.0 million of 7.94 percent Series C Senior Notes utilizing cash on hand.
In the fourth quarter of 2011, the Company entered into an interest rate swap on the 6.63 percent Senior Notes due November 1, 2018. The notional amount was $376.0 million, converting the Senior Notes from a fixed to a variable-rate basis until maturity. The interest rate swap was designated as a fair value hedge of the underlying debt obligation. The fair value adjustment of the interest rate swap at April 30, 2011, was $4.0 million and was recorded as an increase in the long-term debt balance. For additional information, see Note M: Derivative Financial Instruments.
All of the Company’s Senior Notes are unsecured and interest is paid semiannually. Scheduled payments are required on the 5.55 percent Senior Notes, the first of which is $50.0 million on April 1, 2013, and on the 4.50 percent Senior Notes, the first of which is $100.0 million on June 1, 2020.
Interest paid totaled $62,075, $76,461, and $52,918 in 2011, 2010, and 2009, respectively. This differs from interest expense due to the timing of payments, amortization of the fair value adjustment on the 6.60 percent Senior Notes prior to maturity, amortization of debt issuance costs, and interest capitalized.
On January 31, 2011, the Company’s $180.0 million revolving credit facility matured and the Company entered into an amended and restated credit agreement with a group of six banks. The credit facility, which amends and restates in its entirety the $400.0 million credit agreement dated as of October 29, 2009, provides for an unsecured revolving credit line of $600.0 million and matures January 31, 2016. The Company’s borrowings under the credit facility will bear interest based on prevailing U.S. Prime Rate, Canadian Base Rate, London Interbank Offered Rate, or Canadian Dealer Offered Rate, as determined by the Company. Interest is payable either on a quarterly basis or at the end of the borrowing term. At April 30, 2011, the Company did not have a balance outstanding under the revolving credit facility. Subsequent to year end, the Company borrowed $240.0 million under its revolving credit facility for general corporate purposes, including the Rowland Coffee acquisition. For additional information, see Note B: Subsequent Event — Rowland Coffee Acquisition. At April 30, 2011, the Company had standby letters of credit of approximately $7.1 million outstanding.
The Company’s debt instruments contain certain financial covenant restrictions including consolidated net worth, leverage ratios, and an interest coverage ratio. The Company is in compliance with all covenants.